UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 9, 2009

MHI HOSPITALITY CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-32379	20-1531029
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4801 Courthouse Street, Suite 201

Williamsburg, Virginia 23188

(757) 229-5648

(Address, including Zip Code and Telephone Number, including

Area Code, of Principal Executive Offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement

On February 9, 2009, MHI Hotel Investments Holdings, LLC (the “Borrower”), an indirect subsidiary of MHI Hospitality Corporation (the “Company”), issued a promissory note payable to the order of CRP/MHI Holdings, L.L.C. (the “Lender”) in the original principal amount of $4,750,000.00 (the “Note”). Concurrently with the issuance of the Note, the Company executed a guaranty (the “Guaranty”) for the benefit of the Lender guarantying the full payment of all amounts owing to Lender under the Note. The Note will bear interest at a LIBOR based variable rate or an alternative rate as determined by Société Générale New York Branch, pursuant to a Loan Agreement between Société Générale New York Branch, as lender, and MHI/Carlyle Sian Owner I, L.L.C. and MHI/Carlyle Sian Lessee I, L.L.C. (the “Sian Borrowers”) (the “Sian Loan Agreement”), minus fifty basis points. The Borrower is required to make monthly interest payments until the Note matures. The Note will mature and be payable on the maturity date specified in the Sian Loan Agreement which provides for an August 1, 2009 maturity date subject to two one-year extensions at the election of the Sian Borrowers, subject to certain conditions, under the Sian Loan Agreement, and at maturity the principal outstanding under the Note becomes due. The maturity date of the Note will coincide with the maturity of a note (the “Sian Note”) issued pursuant to the Sian Loan Agreement in which the Borrower has an indirect interest through its joint venture with The Carlyle Group. The Company’s interest in the principal balance of the Sian Note is expected to exceed the principal balance of the Note when the two instruments mature.

The Borrower and the Lender are the sole members of MHI/Carlyle Hotel Investment Program I, L.L.C., a joint venture whose financial results are not consolidated by the Company for purposes of the Company’s financial reporting.

The foregoing summary description of the Note and the Guaranty is not complete and is qualified in its entirety by the complete text of the Note and the Guaranty, which are attached hereto as Exhibit 10.35 and Exhibit 10.36, respectively, and which are incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this report is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

10.35        Promissory Note by MHI Hotel Investments Holdings, LLC, dated February 9, 2009.

10.36        Guaranty by MHI Hospitality Corporation, dated February 9, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 13, 2009

MHI HOSPITALITY CORPORATION

By:	/s/ Andrew M. Sims
Name: Andrew M. Sims
Title: President and Chief Executive Officer

Exhibit List

10.35        Promissory Note by MHI Hotel Investments Holdings, LLC, dated February 9, 2009.

10.36        Guaranty by MHI Hospitality Corporation, dated February 9, 2009.

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